UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Reports to Shareholders.

Brookfield Investment Management
2016
ANNUAL REPORT
September 30, 2016
Brookfield Total Return Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With approximately $15 billion of assets under management as of September 30, 2016, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of September 30, 2016. For more information, go to www.brookfield.com.
Brookfield Total Return Fund Inc. is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2016. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
We are pleased to provide the Annual Report for Brookfield Total Return Fund Inc. (“HTR” or the “Fund”) for the fiscal year ended September 30, 2016.
We also are pleased to have recently announced that the proposed reorganization of the Fund, Brookfield High Income Fund Inc. and Brookfield Mortgage Opportunity Income Fund Inc. into Brookfield Real Assets Income Fund Inc. has been approved by stockholders of each fund. We currently expect that the reorganizations will be completed after the close of the New York Stock Exchange on December 2, 2016, subject to all applicable regulatory requirements and other customary closing conditions being satisfied. We appreciate the support of our stockholders in approving the reorganization and are excited to begin managing the multi-asset investment strategy of the Brookfield Real Assets Income Fund.
Over the past 12 months, financial markets have been marked with uncertainty due to a number of factors, including volatility in commodity markets (particularly oil), geopolitical uncertainty and central bank intervention.
Early in the period volatility in capital markets was driven largely by falling oil prices on both supply and demand concerns. In December the Organization of Petroleum Exporting Countries (OPEC) announced it would abandon its target output of 30 million barrels per day in an attempt to further defend its market share against U.S. shale producers. Fears of a slowing Chinese economy also put pressure on oil into early 2016. Through February 11, the price of West Texas Intermediate Crude declined 29% on a year-to-date basis, closing at $26.19 per barrel.
Around mid-February a new narrative emerged and risk assets began a meaningful rally amid rising commodity prices and improving sentiment for global growth. That rally was temporarily disrupted following a June 23 U.K. referendum, in which voters elected to leave the European Union. Global equities fell sharply immediately following the vote, but despite the uncertainty, risk assets continued to rally during the remainder of the Period. For the 12-months ended September 30, 2016, the MSCI World Index returned 12.0% and the Barclays U.S. and Global High-Yield Corporate Indexes gained 12.7% and 11.5%, respectively.
Across the globe central banks continue to maintain accommodative stances. While in December 2015 the U.S. Federal Reserve announced its federal funds rate would be raised for the first time since 2006, the upper limit was still only 0.50% during the remainder of the period. In Europe, the European Central Bank continued its easing measures, even expanding its bond-buying program to include corporate bonds. And in Japan, the Bank of Japan adopted negative interest rates in an effort to stave off the deflation that has plagued the country since the 1990s.
On September 28, 2016, OPEC members agreed in principle to limit oil production, which should help investors gain more certainty on the timing of rebalancing in the oil market moving forward. But uncertainty persists around Britain’s exit from the European Union and its ultimate impact on economies and markets around the globe. Emerging signs of inflation in the U.S. could be an indicator the Fed will raise rates again in the near future. But given the scale of easing monetary policies from central banks around the globe, it appears likely that global interest rates will remain well below their long-term historical averages for some time.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of September 30, 2016.
2016 Annual Report1

Letter to Stockholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Total Return Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the fiscal year ended September 30, 2016, Brookfield Total Return Fund (NYSE:HTR) had a total return based on net asset value of 5.82% and a total return based on market price of 16.17%. These calculations assume the reinvestment of dividends and are exclusive of brokerage commissions. The 5-Year U.S. Treasury returned 2.52% over the 12-month period.
Based on the NYSE closing price of $22.42 on September 30, 2016, the Fund’s shares had a distribution rate of 10.17%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
The Fund’s gross performance over the period was negatively impacted by credit spread widening through mid-February, 2016 and then positively impacted by spread tightening from mid-February through September 30, 2016. Securitized credit spreads tightened over the last six months nearly 50 basis points on most below investment grade securities, and this had a positive impact on the Fund’s gross performance. This was evident in the Fund’s allocation to Non-Agency Mortgage-Backed Securities (“MBS”), where the majority of holdings are below investment grade, which returned around 7% over the year. Gross performance of the Fund’s Asset-Backed Securities (“ABS”), Commercial Mortgage-Backed Securities (“CMBS”) and Agency MBS allocations, the majority of which are investment grade, were 5.75%, 3.50% and 2%, respectively over the year. The Fund’s allocation to Corporate High Yield returned approximately 8%.
As of September 30, 2016, the Fund’s allocation by sector as a percentage of gross assets was CMBS (37%), Non-Agency MBS (34%), ABS (12%), Corporate High Yield (5%) and Agency MBS (4%). The balance of gross assets were held in cash (8%). This positioning represented declines in the Non-Agency MBS allocation (from 38% to 34%) and the Corporate High Yield allocation (from 6% to 5%) when compared to the September 30, 2015 allocations. The Fund held the CMBS allocation constant and increased its allocations to ABS (from 9% to 12%) and cash (from 5% to 8%) over the fiscal year.
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Brookfield Total Return Fund Inc.

The Fund’s CMBS and Non-Agency MBS holdings are generally seasoned, most were issued prior to 2008, and these securities continue to generate attractive income. More than 40% of the Fund’s holdings have an investment grade rating, and, in the investment team’s opinion, these securities have provided some cushion to volatility in the financial markets.
The Fund’s strategy remains focused on earning income from seasoned CMBS and on capturing upside from Non-Agency MBS as these securities gradually evidence improved payment and collateral performance.
MARKET ENVIRONMENT
The Investment team expects economic growth, inflation and interest rates to all remain “low for long” with inflation rising modestly as energy prices stabilize, removing a source of disinflation, and interest rates rising modestly as quantitative easing wanes and policy focus shifts to fiscal stimulus. Over the past 12 months the 10-Year US Treasury Yield declined 40 bps while the Federal Open Market Committee (“FOMC”) increased the Federal Reserve (“Fed”) Funds Rate 25 basis points in December 2015 and is expected to increase again following the November 2016 U.S. election. The yield curve is likely to flatten somewhat with short term interest rates rising more than longer term interest rates. Many of the Fund’s securities are indexed to floating-rate benchmarks and increases to short term interest rates, including LIBOR, will benefit these floating rate securities.
Residential Mortgage
For the consumer, employment continues to improve, wages continue to grow and consumer confidence remains high. These are positive fundamentals for residential mortgage securities. Residential mortgage delinquency rates continue to decline. The total delinquency rate as of the second quarter of 2016 was 4.66%1, the lowest level since the second quarter of 2006, down more than 50% from the peak of 2010.
Home prices continue to increase with sales prices, including distressed sales, increasing 5.4%2 year-to-date through August 2016. Notably, this was ahead of most expectations. The investment team expects home prices to continue to increase at a 4% to 5% per annum rate. With the persistent increase in home prices, many borrowers have seen their equity position improve allowing them to refinance at lower rates which has resulted in an increase in prepayment speeds for Non-Agency MBS. These faster prepayments benefit the Fund’s discount-priced Non-Agency MBS.
Residential mortgage lending standards remain high and credit provision remains quite limited due to regulatory obstacles. Agency MBS issuance continues although there has been little Non-Agency MBS issuance. This lack of supply continues to provide a supportive technical backdrop for MBS generally and for Non-Agency MBS specifically.
The Fund’s investments in MBS continue to benefit from these positive fundamental and technical factors.
Commercial Mortgage
While residential real estate and the U.S. consumer are now stabilizing after de-leveraging, commercial real estate is in a re-leveraging cycle. Credit is readily available for commercial properties and access to credit is expanding along with allowed leverage. Commercial property values continue to rise and delinquency rates remain low. CMBS delinquency rates as of October of 2016 were 4.8%3 which is well below the 10.6% peak seen in 2012, and an improvement over year-end 2015 (5.2%).
The influx of foreign money for commercial real estate in top tier markets has been significant, pushing prices in these markets well above the pre-crisis peak. The RCA Commercial Property Price Index tracking major markets across the Unites States shows a 4.7% increase year-to-date through August 2016. Future commercial real estate price performance is likely to be more tempered in light of increasing supply in some markets and the potential for regulation to curb financing availability. Accordingly, there are concerns for the pricing of risk, as it may not be adequate for more recently issued subordinated securities from multi-borrower CMBS deals.
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Brookfield Total Return Fund Inc.

The Fund’s investments in CMBS are generally seasoned rather than recently issued, with most issued prior to 2008. These CMBS holdings have benefited from appreciation in commercial real estate markets.
Corporate Credit
Over the past 12 months corporate high-yield securities have benefited from the twin tailwinds of positive equity markets and lower interest rates. Since equity markets lows in mid-February 2016, investors have been willing to take credit risk, with lower quality bonds outperforming higher quality. Energy and Metals, two of last year’s industry laggards, have been winners in 2016, to date.
The positive surprise for high yield credit investors over the past 12 months has been a lower than expected default rate. The largest sector in the U.S. high-yield bond market is Energy, which has been under significant pressure from a decline in oil prices over the last two years. Many strategists expected substantial defaults in the Energy sector and indeed, many Energy companies did restructure their debts. However, while many were expecting the 12-month overall high-yield bond default rate to rise to the 6+% level, the JP Morgan calculation of high-yield bond defaults peaked several months ago at the 4% level and has declined to 3.5% as of September 2016. Put simply, not as many Energy companies defaulted as had been expected.
Conclusion/Outlook
The investment team believes the Fund’s core holdings in seasoned CMBS and Non-Agency MBS should continue to benefit from improving fundamentals playing their way through loan performance and cash flows in both the commercial and residential mortgage markets. In addition, the investment team expects the Fund’s holdings in ABS, Corporate High Yield and Agency MBS will continue to be well supported by current fundamentals.

1 Source: Mortgage Bankers Association, Bloomberg.
2 Source: CoreLogic, August 2016.
3 Source: Trepp US CMBS Delinquency Report, October 2016.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value,
2016 Annual Report5

Brookfield Total Return Fund Inc.

fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2016 and subject to change based on subsequent developments.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
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Brookfield Total Return Fund Inc.
Portfolio Characteristics (Unaudited)
September 30, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.17%
Weighted average coupon	4.06%
Average portfolio dollar price (excluding interest-only securities)	$ 90.04
Percentage of fixed rate securities (excluding cash, equities and interest-only securities)[2]	61.20%
Percentage of floating rate securities (excluding cash, equities and interest-only securities)[2]	38.80%
Percentage of leveraged assets	26.19%
Total number of holdings	206

CREDIT QUALITY[2]
AAA	6.9%
AA	2.9%
A	11.3%
BBB	20.4%
BB	11.2%
B	9.5%
CCC and Below	18.1%
Unrated	12.1%
Cash	7.6%
Total	100.0%

ASSET ALLOCATION[3]
U.S. Government & Agency Obligations	4.6%
Asset-Backed Securities	9.8%
Residential Mortgage Related Holdings	52.0%
Commercial Mortgage Related Holdings	50.5%
Interest-Only Securities	1.0%
Corporate Bonds	6.1%
Preferred Stock and Common Stock	1.3%
Liabilities in Excess of Other Assets	(25.3)%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by September 30, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. For the fiscal year ended September 30, 2016, 7.16% of the Fund’s distributions is a return of capital.
2 Allocations are expressed as a percentage of total investments (by market value), not total assets and will vary over time. The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P rating.
3 Percentages are based on net assets.
2016 Annual Report7

Brookfield Total Return Fund Inc.
Schedule of Investments
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 4.6%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%	12/18/27	$ 149	$ 171,630
Total U.S. Government Agency Collateralized Mortgage Obligations				171,630
U.S. Government Agency Pass-Through Certificates – 4.6%
Federal Home Loan Mortgage Corporation
Pool Q03049 [1]	4.50	08/01/41	1,755	1,935,467
Pool C69047 [1]	7.00	06/01/32	270	308,185
Pool C56878	8.00	08/01/31	46	47,473
Pool C58516	8.00	09/01/31	38	38,292
Pool C59641 [1]	8.00	10/01/31	200	232,163
Pool C55166	8.50	07/01/31	97	103,985
Pool C55167	8.50	07/01/31	60	62,669
Pool C55169	8.50	07/01/31	58	60,374
Pool G01466 [1]	9.50	12/01/22	122	130,976
Pool 555559 [1]	10.00	03/01/21	20	20,174
Pool 555538 [1]	10.00	03/01/21	25	25,216
Federal National Mortgage Association
Federal National Mortgage Association	2.50	TBA	5,500	5,696,650
Pool 753914 [1]	5.50	12/01/33	650	732,556
Pool 761836 [1]	6.00	06/01/33	425	487,023
Pool 948362 [1]	6.50	08/01/37	73	81,984
Pool 555933 [1]	7.00	06/01/32	1,163	1,376,787
Pool 645912 [1]	7.00	06/01/32	259	286,820
Pool 645913 [1]	7.00	06/01/32	344	394,005
Pool 650131 [1]	7.00	07/01/32	276	315,407
Pool 789284	7.50	05/01/17	4	4,211
Pool 827853	7.50	10/01/29	31	30,925
Pool 545990 [1]	7.50	04/01/31	452	531,865
Pool 255053 [1]	7.50	12/01/33	101	117,139
Pool 735576 [1]	7.50	11/01/34	516	608,645
Pool 896391 [1]	7.50	06/01/36	321	361,828
Pool 735800 [1]	8.00	01/01/35	347	427,728
Pool 636449 [1]	8.50	04/01/32	252	279,268
Pool 458132 [1]	8.87	03/15/31	349	396,869
Pool 852865 [1]	9.00	07/01/20	215	230,964
Pool 545436 [1]	9.00	10/01/31	227	264,004
Total U.S. Government Agency Pass-Through Certificates				15,589,652
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $14,876,761)				15,761,282
ASSET-BACKED SECURITIES – 9.8%
Housing Related Asset-Backed Securities – 9.8%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2]	6.50	08/15/30	1,318	1,483,032

See Notes to Financial Statements.
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Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
ASSET-BACKED SECURITIES (continued)
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36%	08/01/32	$ 153	$ 163,075
Conseco Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	3,522	3,738,087
Series 1997-8, Class A	6.78	10/15/27	2,671	2,760,961
Series 1998-4, Class A7	6.87	04/01/30	8,876	9,487,770
Series 1997-7, Class A7	6.96	07/15/28	272	275,231
Series 1997-2, Class A6	7.24	06/15/28	24	24,320
Series 1997-6, Class A9	7.55	01/15/29	81	81,320
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	124	128,575
Series 2001-B, Class A6	6.47	04/15/40	525	547,021
Series 2001-B, Class M1	6.63	04/15/40	4,717	5,012,072
Mid-State Capital Corporation Trust
Series 2004-1, Class M1	6.50	08/15/37	3,669	3,950,295
Series 2004-1, Class M2	8.11	08/15/37	3,023	3,441,048
Series 2004-1, Class B	8.90	08/15/37	916	1,010,217
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,308	1,349,175
Total Housing Related Asset-Backed Securities				33,452,199
Total ASSET-BACKED SECURITIES (Cost $33,332,222)				33,452,199
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 52.0%
Non-Agency Mortgage-Backed Securities – 52.0%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [3,4]	0.67	04/25/47	5,611	4,780,818
Series 2005-51, Class 4A1 [3,4]	0.85	11/20/35	3,737	2,917,457
Series 2007-12T1, Class A22	5.75	06/25/37	3,336	2,507,543
Series 2006-29T1, Class 2A5	6.00	10/25/36	2,806	2,339,715
Series 2006-29T1, Class 3A3 [4,5,6] (Acquired 01/25/14, Cost $2,918,792, 1.0%)	73.09	10/25/36	875	3,309,859
Banc of America Funding Trust
Series 2006-G, Class 3A2 [4]	3.31	07/20/36	6,073	5,934,802
BCAP LLC Trust
Series 2012-RR4, Class 5A6 [2,5] (Acquired 05/01/15, Cost $2,995,182, 1.0%)	2.60	05/26/36	4,268	3,264,971
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2]	2.48	04/25/45	3,244	2,906,885
Series 2012-6, Class 2A2 [2]	2.77	08/25/36	7,597	6,471,577
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2007-5, Class A29	5.50	05/25/37	531	475,252
Series 2006-21, Class A11	5.75	02/25/37	1,795	1,567,515
Series 2004-21, Class A10	6.00	11/25/34	203	209,640
Series 2007-18, Class 1A1	6.00	11/25/37	618	554,539
Series 2006-14, Class A4	6.25	09/25/36	3,357	3,021,394
First Republic Bank Mortgage Pass-Through Certificates Trust
Series 2000-FRB1, Class B3 [4]	1.03	06/25/30	66	43,159

See Notes to Financial Statements.
2016 Annual Report9

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
GMAC Mortgage Home Equity Loan Trust
Series 2007-HE2, Class A2	6.05%	12/25/37	$ 2,519	$ 2,469,308
Series 2007-HE2, Class A3	6.19	12/25/37	939	922,522
GMAC Mortgage Home Loan Trust
Series 2006-HLTV, Class A5 [3]	6.01	10/25/29	3,035	3,116,911
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77	08/15/29	5,144	5,041,876
Series 1999-3, Class 1A7	7.27	06/15/29	3,584	3,564,379
GSAMP Trust
Series 2006-HE8, Class A2C [3,4]	0.70	01/25/37	5,819	4,813,421
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	544	559,700
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3 [2,3,5] (Acquired 06/30/15 - 02/03/16, Cost $4,405,029, 1.3%)	5.77	09/25/35	4,292	4,348,660
Irwin Whole Loan Home Equity Trust
Series 2005-C, Class 2M3 [3,4]	2.52	03/25/25	1,186	1,168,894
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [3,4]	0.63	01/25/37	924	444,901
Series 2006-HE2, Class A3 [3,4]	0.69	08/25/36	8,997	3,600,645
Series 2006-HE3, Class A4 [3,4]	0.76	01/25/37	713	359,379
JP Morgan Mortgage Trust
Series 2003-A1, Class B4	2.62	10/25/33	153	66,663
Series 2003-A2, Class B4	2.77	11/25/33	78	9,269
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3 [3,4]	0.63	10/25/36	2,321	1,431,603
Series 2006-NC2, Class A4 [3,4]	0.68	08/25/36	1,541	800,595
Series 2006-HE5, Class A3 [3,4]	0.69	11/25/36	4,795	3,145,365
Series 2006-NC3, Class A5 [3,4]	0.74	10/25/36	3,820	2,395,708
Series 2006-NC2, Class A5 [3,4]	0.77	08/25/36	572	304,336
Series 2005-NC2, Class A4 [3,4]	1.23	11/25/35	6,075	4,208,376
Mid-State Trust IV
Series 4, Class A	8.33	04/01/30	2,594	2,654,877
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	1,498	1,617,710
Mid-State Trust XI
Series 11, Class M1	5.60	07/15/38	996	1,069,795
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [3,4]	0.81	09/25/36	10,169	9,609,193
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [2,3,4]	0.68	10/26/36	14,656	13,037,056
Series 2014-1R, Class 2A11 [2,4]	0.82	02/26/37	14,571	8,177,017
Series 2015-11R, Class 4A5 [2]	2.53	06/26/37	1,497	764,571
Series 2014-6R, Class 5A7 [2]	2.72	04/26/37	4,232	2,824,086
Series 2015-4R, Class 3A8 [2]	2.95	02/26/36	9,230	7,058,181
Series 2015-6R, Class 2A4 [2]	7.26	01/26/37	7,299	5,910,730
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	7,447	7,262,014
Series 2001-D, Class A4	6.93	09/15/31	989	905,506

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
RALI Trust
Series 2006-QO1, Class 2A1 [3,4]	0.80%	02/25/46	$ 3,360	$ 1,986,863
Series 2006-QO7, Class 2A1 [1,4]	1.36	09/25/46	9,000	6,870,110
Series 2007-QS6, Class A2 [4,5,6] (Acquired 09/17/10, Cost $389,883, 0.2%)	51.21	04/25/37	242	590,193
Series 2006-QS14, Class A30 [4,5,6] (Acquired 11/15/12, Cost $428,779, 0.1%)	74.42	11/25/36	161	502,238
Resix Finance Limited Credit-Linked Notes
Series 2003-CB1, Class B8 [2,4,5] (Acquired 12/22/04 - 06/07/12, Cost $363,839, 0.0%)	7.26	06/10/35	410	7,945
Series 2004-B, Class B9 [2,4,5] (Acquired 05/21/04, Cost $131,110, 0.0%)	8.76	02/10/36	131	7,722
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC1, Class A2B [3,4]	0.68	12/25/36	5,526	3,064,453
Springleaf Mortgage Loan Trust
Series 2013-3A, Class M3 [1,2]	5.00	09/25/57	6,280	6,270,645
Towd Point Mortgage Trust
Series 2015-2, Class 2A1 [1,2]	3.75	11/25/57	6,853	7,065,716
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-HY5, Class 3A1 [4]	4.33	05/25/37	1,127	984,150
Series 2003-S1, Class B4 [2,5] (Acquired 10/25/07, Cost $0, 0.0%)	5.50	04/25/33	111	1
Series 2007-5, Class A11 [4,5,6] (Acquired 09/20/11, Cost $134,790, 0.1%)	36.33	06/25/37	88	213,586
Series 2005-6, Class 2A3 [4,5,6] (Acquired 02/22/12, Cost $183,883, 0.1%)	45.37	08/25/35	110	188,852
Wells Fargo Mortgage Backed Securities Trust
Series 2006-9, Class 1A19	6.00	08/25/36	4,111	4,097,636
Series 2007-8, Class 2A2	6.00	07/25/37	639	636,881
Series 2007-13, Class A7	6.00	09/25/37	240	241,645
Total Non-Agency Mortgage-Backed Securities				176,697,009
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $175,206,336)				176,697,009
COMMERCIAL MORTGAGE RELATED HOLDINGS – 50.5%
Commercial Mortgage-Backed Securities – 50.5%
A10 Bridge Asset Financing LLC
Series 2015-AA, Class B [2,4,5] (Acquired 04/29/15, Cost $10,000,000, 2.9%)	4.52	05/15/30	10,000	10,000,000
A10 Securitization LLC
Series 2015-1, Class C [2,5] (Acquired 04/24/15, Cost $2,864,742, 0.8%)	4.45	04/15/34	2,865	2,760,705
Series 2015-1, Class D [2,5] (Acquired 04/24/15, Cost $999,757, 0.3%)	4.99	04/15/34	1,000	931,488
A10 Term Asset Financing LLC
Series 2014-1, Class B [2,5] (Acquired 06/04/14, Cost $2,111,859, 0.6%)	3.87	04/15/33	2,112	2,104,688
Series 2013-2, Class B [2,5] (Acquired 10/30/13, Cost $2,926,775, 0.8%)	4.38	11/15/27	2,927	2,883,523

See Notes to Financial Statements.
2016 Annual Report11

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2014-1, Class C [2,5] (Acquired 06/04/14, Cost $1,170,882, 0.3%)	4.57%	04/15/33	$ 1,171	$ 1,165,048
Series 2014-1, Class D [2,5] (Acquired 06/04/14, Cost $327,991, 0.1%)	5.08	04/15/33	328	324,351
Series 2013-2, Class C [2,5] (Acquired 10/30/13, Cost $1,999,783, 0.6%)	5.12	11/15/27	2,000	1,982,789
Series 2013-2, Class D [2,5] (Acquired 10/30/13, Cost $500,966, 0.1%)	6.23	11/15/27	501	498,651
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ [1]	5.42	10/10/45	13,150	13,133,716
Series 2007-3, Class AJ [1]	5.72	06/10/49	14,670	14,711,405
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,5] (Acquired 02/01/15, Cost $1,153,685, 0.0%)	5.56	03/11/39	1,192	16,531
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class D [2]	3.63	05/10/35	9,160	9,188,710
Class B Notes - 901 Ponce de Leon Blvd [5,7,8]
(Acquired 03/30/15, Cost $1,875,000, 0.6%)	11.00	09/01/19	1,875	1,875,000
Class B Notes - Barrington Centre Office [5,7,8]
(Acquired 03/30/15, Cost $545,000, 0.2%)	12.00	07/01/17	545	545,000
Class B Notes - Creekwood Village Apartments [5,7,8]
(Acquired 03/30/15, Cost $670,000, 0.2%)	11.00	04/01/20	670	670,000
Class B Notes - Cumberland Crossing [5,7,8]
(Acquired 03/09/16, Cost $1,050,000, 0.3%)	10.00	05/01/19	1,050	1,050,000
Class B Notes - Kilcullen Quads [5,7,8]
(Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	01/01/18	500	500,000
Class B Notes - La Paloma Corporate Center [5,7,8]
(Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	09/01/17	500	500,000
Class B Notes - Shoppes at Forest Greene [5,7,8]
(Acquired 03/30/15, Cost $525,000, 0.2%)	10.00	01/01/18	525	525,000
Class B Notes - Solana Mar Apartments [5,7,8]
(Acquired 03/09/16, Cost $1,245,000, 0.4%)	10.00	03/01/19	1,245	1,245,000
Class B Notes - Vale Park Village Apartments [5,7,8]
(Acquired 03/09/16, Cost $1,270,000, 0.4%)	10.00	03/01/19	1,270	1,270,000
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [2,4]	1.21	12/10/49	9,277	8,943,063
Series 2007-GG11, Class AJ [1]	6.24	12/10/49	10,330	10,330,660
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,4]	0.76	01/15/49	7,000	6,894,768
Series 2006-C1, Class K [2,5] (Acquired 03/07/06 - 06/01/16, Cost $1,473,993, 0.1%)	5.86	02/15/39	2,699	207,992
Hilton USA Trust
Series 2013-HLT, Class DFX [2]	4.41	11/05/30	4,955	4,956,090
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2009-IWST, Class D [1,2]	7.69	12/05/27	7,000	7,904,479
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	1,510	1,513,417
Series 2007-C7, Class AJ [1]	6.45	09/15/45	10,000	10,057,556

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
LNR CDO V Ltd.
Series 2007-1A, Class F [2,4,5,8] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.98%	12/26/49	$ 3,750	$ —
Morgan Stanley Capital I Trust
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	5,423	5,557,850
Series 2007-T25, Class AJ [1]	5.57	11/12/49	12,500	12,400,983
Series 2007-T27, Class AJ [1]	5.82	06/11/42	3,757	3,643,385
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class F [2,5] (Acquired 10/15/10, Cost $3,811,332, 1.1%)	3.21	07/15/42	3,880	3,687,614
Series 2007-C31, Class L [2,5] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	358
Series 2007-C30, Class AJ [1]	5.41	12/15/43	7,340	7,352,348
Series 2007-C33, Class AJ [1]	6.16	02/15/51	10,000	10,016,746
Waldorf Astoria Boca Raton Trust
Series 2016-BOCA, Class E [2,4,5] (Acquired 07/12/16, Cost $10,000,000, 2.9%)	5.12	06/15/29	10,000	9,997,130
Total Commercial Mortgage-Backed Securities				171,346,044
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $174,933,684)				171,346,044
INTEREST-ONLY SECURITIES – 1.0%
Federal National Mortgage Association
Series 2012-125, Class MI [5,9] (Acquired 03/04/14, Cost $1,262,532, 0.2%)	3.50	11/25/42	3,547	592,762
Series 2013-32, Class IG [5,9] (Acquired 04/29/14, Cost $1,504,158, 0.2%)	3.50	04/25/33	5,809	722,845
Series 2011-46, Class BI [5,9] (Acquired 05/16/12, Cost $176,520, 0.0%)	4.50	04/25/37	1,819	63,362
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,4,5,9] (Acquired 05/22/03, Cost $42,281, 0.0%)	1.31	05/10/36	984	10,749
Government National Mortgage Association
Series 2010-132, Class IO [1,4,5,9] (Acquired 03/20/13, Cost $159,174, 0.0%)	0.65	11/16/52	4,600	157,990
Series 2005-76, Class IO [1,4,5,9] (Acquired 11/28/12, Cost $164,946, 0.0%)	0.71	09/16/45	9,703	111,649
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1 [2,9]	0.29	06/25/45	109,462	1,595,263
Vendee Mortgage Trust
Series 1997-2, Class IO [4,5,9] (Acquired 06/18/97, Cost $0, 0.0%)	0.00	06/15/27	8,950	9
Total INTEREST-ONLY SECURITIES (Cost $4,942,131)				3,254,629
CORPORATE BONDS – 6.1%
Automotive – 0.2%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	317,250
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	396,375
Total Automotive				713,625

See Notes to Financial Statements.
2016 Annual Report13

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Basic Industry – 0.3%
AK Steel Corp.	7.63%	05/15/20	$ 200	$ 195,000
Arch Coal, Inc. [10]	7.25	06/15/21	925	43,937
Hexion, Inc.	9.00	11/15/20	300	217,875
PulteGroup, Inc. [1]	6.38	05/15/33	550	572,917
Total Basic Industry				1,029,729
Capital Goods – 0.1%
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	350	391,563
Consumer Goods – 0.2%
ACCO Brands Corp. [1]	6.75	04/30/20	600	633,000
Consumer Non-Cyclical – 0.2%
Bumble Bee Holdings, Inc. [1,2]	9.00	12/15/17	516	518,580
Energy – 0.9%
Blue Racer Midstream LLC [2]	6.13	11/15/22	300	293,250
Concho Resources, Inc.	5.50	04/01/23	200	206,250
Crestwood Midstream Partners LP	6.25	04/01/23	250	253,125
Ferrellgas Partners LP [1]	8.63	06/15/20	500	491,250
Global Partners LP [1]	6.25	07/15/22	400	371,000
ION Geophysical Corp. [2]	9.13	12/15/21	300	183,000
Precision Drilling Corp. [1,11]	6.63	11/15/20	300	278,250
Targa Pipeline Partners LP	5.88	08/01/23	600	595,500
Trinidad Drilling Ltd. [1,2,11]	7.88	01/15/19	600	558,000
Total Energy				3,229,625
Healthcare – 0.8%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	700	650,650
HCA, Inc. [1]	5.25	06/15/26	775	823,438
Kindred Healthcare, Inc. [1]	6.38	04/15/22	700	663,250
Quorum Health Corp. [2]	11.63	04/15/23	150	124,500
Tenet Healthcare Corp. [1]	8.13	04/01/22	500	500,000
Total Healthcare				2,761,838
Media – 0.6%
CCO Holdings LLC [1]	5.75	01/15/24	450	478,125
Clear Channel Worldwide Holdings, Inc. [1]	7.63	03/15/20	750	743,438
CSC Holdings LLC [2]	10.88	10/15/25	425	497,250
Mediacom Broadband LLC [1]	6.38	04/01/23	250	263,750
Total Media				1,982,563
Real Estate – 0.2%
Cedar Fair LP [1]	5.25	03/15/21	200	207,000
Lamar Media Corp. [1]	5.38	01/15/24	550	577,500
Total Real Estate				784,500
Retail – 0.2%
L Brands, Inc. [1]	7.60	07/15/37	500	537,500
Services – 1.3%
Avis Budget Car Rental LLC [1]	5.50	04/01/23	550	554,812

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Boyd Gaming Corp. [2]	6.38%	04/01/26	$ 175	$ 187,688
CalAtlantic Group, Inc . [1]	8.38	05/15/18	300	328,500
CalAtlantic Group, Inc . [1]	8.38	01/15/21	450	534,375
Casella Waste Systems, Inc. [1]	7.75	02/15/19	482	491,640
H&E Equipment Services, Inc.	7.00	09/01/22	600	633,000
MGM Growth Properties Operating Partnership LP [2]	5.63	05/01/24	300	325,410
MGM Resorts International	8.63	02/01/19	175	197,312
Terex Corp.	6.50	04/01/20	600	615,000
United Rentals North America, Inc. [1]	7.63	04/15/22	450	479,250
Total Services				4,346,987
Telecommunications – 1.1%
CenturyLink, Inc. [1]	7.65	03/15/42	500	431,250
FairPoint Communications, Inc. [1,2]	8.75	08/15/19	600	612,000
Frontier Communications Corp. [1]	11.00	09/15/25	300	313,125
Intelsat Jackson Holdings SA [1,11]	5.50	08/01/23	600	415,500
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	350	330,750
T-Mobile USA, Inc. [1]	6.63	04/01/23	550	590,562
Windstream Services LLC [1]	7.50	06/01/22	525	504,000
Zayo Group LLC	6.00	04/01/23	425	446,250
Total Telecommunications				3,643,437
Total CORPORATE BONDS (Cost $21,309,533)				20,572,947

	Shares	Value
PREFERRED STOCK – 1.3%
Finance & Investment – 1.3%
Public Storage, 6.00%	160,000	$ 4,393,600
Total PREFERRED STOCK (Cost $4,000,000)		4,393,600
COMMON STOCK – 0.0%
Energy – 0.0%
ION Geophysical Corp. [12]	3,000	20,550
Total COMMON STOCK (Cost $26,730)		20,550
Total Investments – 125.3% (Cost $428,627,397)		425,498,260
Liabilities in Excess of Other Assets – (25.3)%		(86,028,771)
TOTAL NET ASSETS – 100.0%		$ 339,469,489

See Notes to Financial Statements.
2016 Annual Report15

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2016

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the total value of all such securities was $142,057,695 or 41.8% of net assets.
3	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
4	— Variable rate security – Interest rate shown is the rate in effect as of September 30, 2016.
5	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of September 30, 2016, the total value of all such securities was $58,834,261 or 17.3% of net assets.
6	— Security is an inverse floating rate bond.
7	— Private Placement.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2016, the total value of all such securities was $8,180,000 or 2.4% of net assets.
9	— Interest rate is based on the notional amount of the underlying mortgage pools.
10	— Issuer is currently in default on its regularly scheduled interest payment.
11	— Foreign security or a U.S. security of a foreign company.
12	— Non-income producing security.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Assets and Liabilities
September 30, 2016

Assets:
Investments in securities, at value (cost $428,627,397)	$425,498,260
Cash	35,885,460
Cash collateral for reverse repurchase agreements	5,469,124
Interest receivable	1,923,276
Principal paydown receivable	4,843
Prepaid expenses	3,603
Total assets	468,784,566
Liabilities:
Reverse repurchase agreements (Note 6)	122,762,890
Interest payable for reverse repurchase agreements (Note 6)	257,239
Payable for TBA transactions	5,674,931
Investment advisory fee payable (Note 4)	367,587
Administration fee payable (Note 4)	113,104
Directors' fee payable	8,674
Accrued expenses	130,652
Total liabilities	129,315,077
Commitments and contingencies (Note 10)
Net Assets	$339,469,489
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$ 139,616
Additional paid-in capital (Note 7)	421,538,116
Accumulated net realized loss on investment transactions	(79,079,106)
Net unrealized depreciation on investments	(3,129,137)
Net assets applicable to capital stock outstanding	$339,469,489
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,961,565
Net asset value per share	$ 24.31

See Notes to Financial Statements.
2016 Annual Report17

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Operations
For the Year Ended September 30, 2016

Investment Income (Note 2):
Interest	$ 33,900,262
Dividends	282,356
Total income	34,182,618
Expenses:
Investment advisory fees (Note 4)	2,217,713
Administration fees (Note 4)	682,373
Fund accounting servicing fees	120,340
Directors' fees	108,255
Reports to stockholders	91,463
Legal fees	73,213
Transfer agent fees	47,102
Audit and tax services	46,305
Custodian fees	29,837
Insurance	28,563
Registration fees	24,095
Miscellaneous	17,261
Total operating expenses	3,486,520
Interest expense on reverse repurchase agreements (Note 6)	2,132,296
Total expenses	5,618,816
Net investment income	28,563,802
Realized and Unrealized Loss on Investments (Note 2):
Net realized loss on investment transactions	(6,624,810)
Net change in unrealized depreciation	(3,735,487)
Net realized and unrealized loss on investments	(10,360,297)
Net increase in net assets resulting from operations	$ 18,203,505

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 28,563,802	$ 27,824,785
Net realized gain (loss) on investment transactions	(6,624,810)	4,137,791
Net change in unrealized depreciation on investments	(3,735,487)	(22,968,740)
Net increase in net assets resulting from operations	18,203,505	8,993,836
Distributions to Stockholders (Note 2):
Net investment income	(29,553,283)	(28,633,458)
Return of capital	(2,278,080)	(3,196,899)
Total distributions paid	(31,831,363)	(31,830,357)
Capital Stock Transactions (Note 7):
Reinvestment of distributions	21,133	—
Net increase in net assets from capital stock transactions	21,133	—
Total decrease in net assets	(13,606,725)	(22,836,521)
Net Assets:
Beginning of year	353,076,214	375,912,735
End of year	$339,469,489	$353,076,214
Share Transactions (Note 7):
Reinvested shares	882	—

See Notes to Financial Statements.
2016 Annual Report19

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Cash Flows
For the Year Ended September 30, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 18,203,505
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(69,197,189)
Proceeds from disposition of long-term portfolio investments and principal paydowns	107,667,723
Return of capital distributions from portfolio investments	908
Sales of TBA transactions, net	243,651
Decrease in interest receivable	321,066
Decrease in principal paydown receivable	2,556
Decrease in prepaid expenses	344
Decrease in interest payable for reverse repurchase agreements	(67,456)
Decrease in payable for TBA transactions	(17,802)
Increase in investment advisory fee payable	177,808
Increase in administration fee payable	54,710
Decrease in directors' fee payable	(710)
Decrease in accrued expenses	(95,177)
Net accretion or amortization on investments and paydown gains or losses on investments	(12,990,856)
Unrealized depreciation on investments	3,735,487
Net realized loss on investment transactions	6,624,810
Net cash provided by operating activities	54,663,378
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(6,227,110)
Distributions paid to stockholders, net of reinvestments	(31,810,230)
Net cash used for financing activities	(38,037,340)
Net increase in cash	16,626,038
Cash at beginning of year	24,728,546
Cash at end of year	$ 41,354,584
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the year ended September 30, 2016, totaled $2,199,752.
Non-cash financing activities included reinvestment of distributions of $21,133.
Cash at the end of the year includes $5,469,124 of cash collateral for reverse repurchase agreements.

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

		For the Fiscal Years Ended September 30,		For the Ten Months Ended September 30,	For the Fiscal Years Ended November 30,
	2016	2015	2014 [5]	2013	2012	2011 [7]
Per Share Operating Performance:
Net asset value, beginning of period	$ 25.29	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80
Net investment income	2.05 [1]	1.99 [1]	1.85	2.08	2.24	1.68
Net realized and unrealized gain (loss) on investment transactions	(0.75)	(1.35)	0.95	1.64	3.01	(1.20)
Net increase in net asset value resulting from operations	1.30	0.64	2.80	3.72	5.25	0.48
Distributions from net investment income	(2.12)	(2.05)	(1.85)	(2.10)	(2.24)	(1.84)
Return of capital distributions	(0.16)	(0.23)	(0.05)	(0.18)	(0.04)	(0.64)
Total distributions paid	(2.28)	(2.28)	(1.90)	(2.28)	(2.28)	(2.48)
Dilution due to rights offering[2]	—	—	—	—	(1.18)	—
Net asset value, end of period	$ 24.31	$ 25.29	$ 26.93	$ 26.03	$ 24.59	$ 22.80
Market price, end of period	$ 22.42	$ 21.32	$ 24.97	$ 23.31	$ 24.05	$ 22.56
Total Investment Return†	16.17%	-6.00%	15.72% [3]	6.41%	17.29%	4.11%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$339,469	$353,076	$375,913	$363,401	$343,304	$176,463
Operating expenses	1.02%	1.03%	1.03% [4]	1.04%	1.30%	1.18%
Interest expense	0.63%	0.52%	0.55% [4]	0.39%	0.41%	0.53%
Total expenses	1.65%	1.55%	1.58% [4]	1.43%	1.71%	1.71%
Net investment income	8.37%	7.60%	8.31% [4]	8.13%	9.19%	6.83%
Portfolio turnover rate	16%	28%	26% [3]	38%	75%	43%
Reverse repurchase agreements, end of period (000s)	$122,763	$128,990	$161,522	$163,540	$103,490	$ 80,751
Asset coverage per $1,000 unit of senior indebtedness[6]	$ 3,765	$ 3,737	$ 3,327	$ 3,222	$ 4,317	$ 3,185

†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts shown are for the ten months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[7]	The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Year Ended November 30,	2011
Net Asset Value (prior to reverse stock split)	$5.70
Market Price (prior to reverse stock split)	$5.64

See Notes to Financial Statements.
2016 Annual Report21

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements
September 30, 2016

1.The Fund
Brookfield Total Return Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland as a corporation on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund's primary investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the active management of a portfolio of securities. The Fund’s investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standard Update (“ASU”) 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topics (“ASC”) 946, “Financial Services-Investment Companies”.
Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser's Valuation Committee oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in
22Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
2016 Annual Report23

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2016:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 15,761,282	$ —	$ 15,761,282
Asset-Backed Securities	—	33,452,199	—	33,452,199
Residential Mortgage Related Holdings	—	—	176,697,009	176,697,009
Commercial Mortgage Related Holdings	—	—	171,346,044	171,346,044
Interest-Only Securities	—	—	3,254,629	3,254,629
Corporate Bonds	—	20,572,947	—	20,572,947
Preferred Stock	4,393,600	—	—	4,393,600
Common Stock	20,550	—	—	20,550
Total	$ 4,414,150	$ 69,786,428	$ 351,297,682	$ 425,498,260
24Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of September 30, 2016.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of September 30, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Commercial Mortgage Related Holdings:
Class B Notes	$8,180,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5%-12.0% (10.5%)
LNR CDO V Ltd., Series 2007-1A, Class F	—	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	—
Total	$8,180,000

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At September 30, 2016, the value of these securities was approximately $343,117,682. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Corporate Bonds	Total
Balance as of September 30, 2015	$213,678,405	$167,988,274	$2,639,178	$ 618,000	$384,923,857
Accrued Discounts (Premiums)	6,701,321	2,773,891	—	3,125	9,478,337
Cost Adjustments on Interest-Only Securities	—	—	(799,221)	—	(799,221)
Realized Gain (Loss)	5,277,821	1,022,778	—	—	6,300,599
Change in Unrealized Appreciation (Depreciation)	(3,662,562)	(2,948,155)	(249,676)	(25,625)	(6,886,018)
Purchases at cost	14,703,371	29,786,385	1,664,348	—	46,154,104
Sales proceeds	(62,585,313)	(27,277,129)	—	—	(89,862,442)
Transfers into Level 3	8,606,255	—	—	—	8,606,255 (a)
Transfers out of Level 3	(6,022,289)	—	—	(595,500)	(6,617,789) (b)
Balance as of September 30, 2016	$176,697,009	$171,346,044	$3,254,629	$ —	$351,297,682
Change in unrealized gains or losses relating to assets still held at reporting date:	$ (1,806,567)	$ (2,988,267)	$ (327,711)	$ —	$ (5,122,545)

(a) Transferred due to a decrease in observable market data for these securities.
(b) Transferred due to an increase in observable market data for these securities.
2016 Annual Report25

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

For the fiscal year ended September 30, 2016, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2016, open taxable years consisted of the taxable years ended September 30, 2014 through September 30, 2016. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated,
26Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under the Valuation of Investments in Note 2. Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
TBA transactions outstanding at September 30, 2016 were as follows:
Purchases:
Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	2.50%	$5,500,000	$5,674,931
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market
2016 Annual Report27

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund did not have any futures contracts outstanding during the fiscal year ended September 30, 2016.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
28Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets.
On September 1, 2016, the Fund announced that the stockholders approved the proposed appointment of Schroder Investment Management North America Inc. (“SIMNA” or “Sub-Adviser”) as sub-adviser to the Fund. The sub-advisory agreement became effective September 19, 2016. Prior to September 19, 2016, the Fund was managed by the Adviser. The Adviser is responsible for any fees due to the Sub-Adviser.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. The Adviser is responsible for any fees due to the Sub-Administrator.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the fiscal year ended September 30, 2016, were as follows:
Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$69,197,189	$95,176,115	$—	$12,491,608
6.Borrowings
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that
2016 Annual Report29

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At September 30, 2016, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
Goldman Sachs	0.72%	08/02/16	11/02/16	$ 5,488,000	$ 5,494,586
JPMorgan Chase	0.80%	09/23/16	10/21/16	3,885,245	3,885,936
JPMorgan Chase	1.37%	09/23/16	10/21/16	5,057,427	5,058,969
JPMorgan Chase	1.87%	09/13/16	10/12/16	6,382,218	6,388,199
RBC Capital Markets	1.40%	07/05/16	10/05/16	5,532,000	5,550,977
RBC Capital Markets	1.56%	08/19/16	11/21/16	5,781,000	5,791,781
RBC Capital Markets	1.57%	08/12/16	11/14/16	1,077,000	1,079,345
RBC Capital Markets	1.61%	09/14/16	12/14/16	264,000	264,200
RBC Capital Markets	1.96%	07/06/16	10/06/16	11,207,000	11,259,985
RBC Capital Markets	1.97%	07/13/16	10/13/16	7,915,000	7,949,634
RBC Capital Markets	2.01%	07/06/16	10/06/16	2,747,000	2,760,319
RBC Capital Markets	2.06%	08/19/16	11/18/16	8,012,000	8,031,726
RBC Capital Markets	2.11%	09/14/16	12/14/16	5,945,000	5,950,912
RBC Capital Markets	2.12%	08/23/16	11/23/16	5,805,000	5,818,314
RBC Capital Markets	2.18%	09/09/16	12/09/16	1,213,000	1,214,619
RBC Capital Markets	2.20%	08/18/16	11/18/16	4,851,000	4,864,051
RBC Capital Markets	2.21%	09/14/16	12/14/16	29,643,000	29,673,877
Wells Fargo	1.37%	09/07/16	10/07/16	6,567,000	6,572,995
Wells Fargo	1.69%	07/19/16	10/19/16	5,391,000	5,409,704
Total				$122,762,890	$123,020,129
(1)The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended September 30, 2016 was $128,513,553 at a weighted average interest rate of 1.66%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
U.S. Government & Agency Obligations	$—	$ 3,885,245	$ 5,488,000	$—	$ 9,373,245
Residential Mortgage Related Holdings	—	11,958,000	4,851,000	—	16,809,000
Commercial Mortgage Related Holdings	—	32,972,883	50,618,000	—	83,590,883
Interest-Only Securities	—	335,762	—	—	335,762
Corporate Bonds	—	5,532,000	7,122,000	—	12,654,000
Total	$—	$54,683,890	$68,079,000	$—	$122,762,890
30Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$122,762,890	$—	$122,762,890	$(122,762,890)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 50,000,000 shares of $0.01 par value common stock authorized. Of the 13,961,565 shares outstanding at September 30, 2016 for the Fund, the Adviser owned 4,647 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the fiscal year ended September 30, 2016, the Fund issued 882 shares for the reinvestment of distributions. For the fiscal year ended September 30, 2015, the Fund did not issue any shares for the reinvestment of distributions.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.
For the fiscal years ended September 30, 2016 and September 30, 2015, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.
2016 Annual Report31

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the fiscal years ended September 30 were as follows:
	2016	2015
Ordinary income	$29,553,283	$28,633,458
Return of capital	2,278,080	3,196,899
Total	$31,831,363	$31,830,357
At September 30, 2016, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$(79,079,106)
Tax basis unrealized depreciation on investments	(3,129,137)
Total tax basis net accumulated losses	$(82,208,243)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2016, the Fund had capital loss carryforwards of:
Expiring In:
2017	$38,404,880
2018	18,161,948
2019	12,712,591
Infinite (Short-Term)	3,157,167
Infinite (Long-Term)	6,642,520
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at September 30, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$428,627,397	$11,518,160	$(14,647,297)	$(3,129,137)
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These
32Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2016

reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2016, the following table shows the reclassifications made:
Additional paid-in capital	Undistributed net investment income	Accumulated net realized loss
$(7,710,903)	$989,481	$6,721,422
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Significant Events during the Fiscal Year
As previously noted, on May 16, 2016, the Board of Directors of the Fund and the Boards of Directors of each of Brookfield High Income Fund Inc. (HHY) and Brookfield Mortgage Opportunity Income Fund Inc. (BOI) approved the reorganizations of each Fund into a new fund, Brookfield Real Assets Income Fund Inc. On September 1, 2016, the stockholders of HHY approved the reorganization. On September 9, 2016, and November 18, 2016, the stockholders of the Fund and BOI, respectively, approved the reorganization. It is currently expected that the reorganizations will be completed after the close of the New York Stock Exchange on December 2, 2016, subject to all applicable regulatory requirements and other customary closing conditions being satisfied.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.19	October 20, 2016	October 27, 2016
$0.19	November 17, 2016	November 23, 2016
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2016 Annual Report33

BROOKFIELD TOTAL RETURN FUND INC.
Report of Independent Registered Public Accounting Firm
September 30, 2016

To the Stockholders and Board of Directors of the
Brookfield Total Return Fund Inc.
We have audited the accompanying statement of assets and liabilities of the Brookfield Total Return Fund Inc., including the schedule of investments, as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, for the ten months ended September 30, 2014 and for each of the years in the three-year period November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brookfield Total Return Fund Inc. as of September 30, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
November 28, 2016
34Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Tax Information (Unaudited)
September 30, 2016

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (September 30, 2016) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 7.16% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar 2016. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
2016 Annual Report35

BROOKFIELD TOTAL RETURN FUND INC.
Compliance Certification (Unaudited)
September 30, 2016

On February 26, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
36Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Proxy Results (Unaudited)
September 30, 2016

At a Special Meeting of Stockholders of the Fund held on September 9, 2016, stockholders of the Fund voted on an Agreement and Plan of Reorganization of the Fund into Brookfield Real Assets Income Fund Inc., a newly organized Maryland corporation. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of the Fund into the Brookfield Real Assets Income Fund Inc.	6,995,457	1,583,327	356,864
At a Special Meeting of Stockholders of the Fund held on September 1, 2016, the stockholders voted upon the appointment of Schroder Investment Management North America Inc. (“SIMNA″) as sub-adviser. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To appoint SIMNA as the Sub-Adviser	6,931,601	657,071	373,445
2016 Annual Report37

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2018 Annual Meeting of Stockholders:
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2006	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & President of Capstak, Inc. (2014-Present); Chairman of Capstak, Inc. (2016-Present).	10
Independent Directors Class II Directors to serve until 2019 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since 2014	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-Present).	10
Independent Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2005	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10
38Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Elected since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	10
2016 Annual Report39

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
40Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
September 30, 2016

At an in-person meeting held on May 12, 2016, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940 (the “1940 Act”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and the Fund, and initially approved the Fund’s subadvisory agreement (the “Subadvisory Agreement”)(together with the Advisory Agreement, the “Agreements”) between the Adviser and Schroders Investment Management North America Inc. (the “Sub-Adviser”) for the Fund.
In considering the Agreements, the Board reviewed information provided by the Adviser relating to the Fund and the Sub-Adviser, and other information regarding the nature, extent and quality of services to be provided by the Adviser and Sub-Adviser under each Agreement, as more fully discussed below. The Board also received information from the Sub-Adviser regarding its investment management capabilities, its compliance program, and related matters. Representatives of the Sub-Adviser then responded to questions from the Independent Directors.
The Independent Directors were separately advised by independent legal counsel throughout the process, and discussed the legal standards for their consideration of the continuation of the Advisory Agreement and the proposed initial approval of the Subadvisory Agreement. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Director may have attributed different weights to the various factors.
In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser and Sub-Adviser; (2) the performance of the Fund as compared to an appropriate peer group; (3) the Adviser’s and Sub-Adviser’s personnel and operations; (4) the level and method of computing the Fund’s advisory and proposed subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objective(s); (5) any “fall-out” benefits to the Adviser, the Sub-Adviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Adviser or their affiliates from the Adviser’s or the Sub-Adviser’s relationship with the Fund); and (6) the anticipated effect of growth in size on the Fund’s performance and expenses.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through Board meetings, conversations and reports. The Board noted that the Adviser would be responsible for managing a portion of the Fund's investment program and allocating a portion of the Fund to be managed by the Sub-Adviser, the general operations and the day-to-day management of the Fund, and compliance with applicable laws, regulations, policies and procedures, while the Sub-Adviser would be appointed to manage the Fund's investments in securitized products. The Board noted the services provided to the Fund by the Adviser, such as quarterly reports: (1) comparing the performance of the Fund with a peer group, (2) showing that the investment policies and restrictions for the Fund were followed, and (3) covering matters such as the compliance of investment personnel and other access persons with the Adviser’s, the Sub-Adviser’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser, and its current experience in acting as investment adviser to other investment funds and institutional clients.
In considering the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund, the Board took into account the extensive responsibilities that the Sub-Adviser would have with respect to the portion of the Fund to be invested in securitized products, including the provision of investment advisory services to the Fund, compliance with the Fund’s policies and objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s risk assessment and monitoring process. The Board considered the Sub-Adviser’s current level of staffing and its overall resources. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the investment personnel who would be providing services to the Fund. The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund’s investment restrictions and other requirements. The Board further took into account its knowledge of the portfolio managers of the Sub-Adviser through information provided to the Board prior to its consideration of the Subadvisory Agreement and from their many years as investment personnel at the Adviser.
2016 Annual Report41

BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2016

The Board also recognized the Sub-Adviser’s reputation and experience in serving as investment adviser to other funds and accounts. The Board considered its investment process and philosophy. The Board took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of investment programs for the relevant portion of the Fund which would be consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.
Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that they would provide high quality investment services to the Fund.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a report (the “Broadridge Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report compared the Fund’s performance with a peer group of other funds (the “Performance Universe”), as selected by Broadridge, for the one-, two-, three-, four-, five-, and ten-year periods ending April 30, 2016. The Board noted that the Fund performed above the median of its Performance Universe for the one-, two-, three-, four- and five-year periods, while it performed below the median for the ten-year period. Based on the Adviser’s explanation of the market, the Board concluded that the Fund’s performance was satisfactory.
While the Sub-Adviser was newly approved by the Board, the Board did consider the Fund’s investment policies and strategy and noted the Fund’s performance while it was managed by the portfolio managers as historical employees of the Adviser. In addition, the Board considered the performance of other funds managed by the Fund’s portfolio managers using similar investment strategies.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
In considering the expected profitability to the Sub-Adviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by the Adviser out of the fees it receives under the Advisory Agreement, so the Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by the Adviser to the Sub-Adviser, the Board relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length with an unaffiliated Sub-Adviser. For each of the above reasons, the Board concluded that the profitability to the Sub-Adviser from its relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided, including comparisons of the Fund’s management fee and total expense level to those of a peer group selected by Broadridge (the “Expense Group”) and a peer group selected by management. The Board noted that the Fund’s total expenses and the Fund’s total advisory and administrative fee were lower than the median of its Expense Group and the median of its peer group selected by management. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
The Board also considered the proposed subadvisory fee payable under the Subadvisory Agreement, and took into account that the proposed fee was consistent with management fees charged by the Sub-Adviser to comparable funds. The Board also noted that the subadvisory fee for the Fund would be paid by the Adviser out of its advisory fee rather than paid separately by the Fund. The Board concluded that the contractual subadvisory fees and net fund expenses for the Fund were reasonable.
42Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2016

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that if the Fund’s assets increase proportionally more than certain other fixed expenses over time, the stockholders might benefit from lower operating expenses as a result of the fixed expenses of the Fund being spread over an increasing amount of assets, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
For similar reasons as stated above with respect to the Sub-Adviser’s profitability, and based upon the expected portion of the Fund to be managed by the Sub-Adviser, the Board concluded that the potential for economies of scale in the Sub-Adviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.
OTHER FACTORS. As part of its evaluation of the Agreements, the Board considered other benefits that may be realized by the Adviser and Sub-Adviser and their affiliates from their relationships with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to the Adviser, the Sub-Adviser and their affiliates by virtue of their relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of the Adviser and the Sub-Adviser to the Fund. In addition, the Board took into account management’s plans for the Fund.
CONCLUSION. In considering the renewal of the Advisory Agreement and the initial approval of the Subadvisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Directors, determined that approval of each Agreement was in the best interests of the Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the Advisory Agreement and Subadvisory Agreement with respect to the Fund.
2016 Annual Report43

BROOKFIELD TOTAL RETURN FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund may suspend the Plan from time to time, under certain circumstances.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
44Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Joint Notice of Privacy Policy (Unaudited)
September 30, 2016

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2016 Annual Report45

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Total Return Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman. Messrs. McFarland, Kuczmarski, Salvatore and Mme. Goldman are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, BBD, LLP (“BBD”), to the Funds for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $46,000 and $58,500 for the fiscal years ended September 30, 2016 and September 30, 2015, respectively.

(b)	Audit-Related Fees

There were no fees billed by BBD to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by BBD for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended September 30, 2016 and September 30, 2015, BBD billed the Registrant aggregate fees of $3,500 and $3,500, respectively. The nature of the services for which Tax Fees were charged comprise all services performed by professional staff in BBD’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

For the Fund’s two most recent fiscal years, Tax Fees billed by BBD for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for the fiscal year ended September 30, 2016 and $0 for the fiscal year ended September 30, 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in BBD’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by BBD to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended September 30, 2016 and September 30, 2015. During the same period, there were no Other Fees billed by BBD for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by BBD to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that BBD may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by BBD to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by BBD for the fiscal years ended September 30, 2016 and September 30, 2015, for non-audit services rendered to the Fund and Fund Service Providers were $3,500 and $3,500, respectively. For the fiscal year ended September 30, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended September 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

 Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.   Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.   Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.   Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.    The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.   Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

●

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

●	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
●	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.   Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.   Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

●	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
●	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.   Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.   Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Brookfield Investment Management Inc. (the “Adviser”)

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Craig Noble has 18 years of experience and is Chief Executive Officer and Chief Investment Officer for the Public Securities Group as well as Portfolio Manager on the global infrastructure team and a Senior Managing Partner of Brookfield Asset Management. He oversees all aspects of portfolio management and business development related to the firm’s public equity and credit securities investment strategies. Over the last 12 years, he has held multiple positions within Brookfield, including significant roles within capital markets activities and direct infrastructure investment. He transitioned to the Public Securities Group in 2008 to help launch the firm’s listed infrastructure business and became the CEO in 2013. Prior to Brookfield, he spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Craig holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University.

Larry Antonatos – Managing Director, Portfolio Manager

Larry Antonatos has 25 years of experience and is a Portfolio Manager for the Public Securities Group’s Diversified Real Assets strategy. He oversees the portfolio construction process, including execution of the asset allocation process. Before joining the Diversified Real Assets team, Larry was a Product Manager for the Firm’s equity business where he was responsible for the development and growth of new and existing investment strategies. Prior to joining the Firm in 2011, Larry was a portfolio manager for a U.S. REIT strategy for ten years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from The Wharton School, University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Dana Erikson, CFA – Managing Director

Dana Erikson is a Portfolio Manager, Head of the Real Asset Debt team and has 30 years of investment experience. Prior to joining the Firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a Senior Portfolio Manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Dana earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University. He holds the Chartered Financial Analyst® designation and is a member of the Boston Security Analysts Society, Inc.

Mark Shipley, CFA – Managing Director

Mark Shipley is a Portfolio Manager on the Real Asset Debt team and has 26 years of investment experience. Prior to joining the Firm, he was with Evergreen Investments or one of its predecessor firms since 1991. He was a Senior Credit Analyst and Senior Trader on the High Yield Team. Mark earned a Bachelor of Arts degree in Finance from Northeastern University. He holds the Chartered Financial Analyst® designation and is a member of The Boston Security Analysts Society, Inc.

Schroder Investment Management North America Inc. (the “Sub-Adviser”)

Michelle Russell-Dowe – Head of Securitized Credit

Michelle Russell-Dowe is the Head of Securitized Credit. In her role, she manages the Securitized Credit Investment Team and serves as lead portfolio manager for the firm’s dedicated securitized product strategies. Ms. Russell-Dowe joined Schroders in 2016, when her business was acquired by Schroders, from Brookfield Investment Management. Michelle has 22 years of experience, including 17 years at Brookfield.

Management of Other Accounts

Adviser

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of October 31, 2016 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble	Other Registered Investment Company	8	$2,725,512,578	0	$0
	Other Pooled Investment Vehicles	11	$1,726,510,027	3	$306,419,601
	Other Accounts	13	$1,064,770,106	0	$0

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of October 31, 2016 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Larry Antonatos	Other Registered Investment Company	1	$60,450,911	0	$0
	Other Pooled Investment Vehicles	1	$70,676,301	0	$0
	Other Accounts	0	$0	0	$0

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of October 31, 2016 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Dana Erikson	Other Registered Investment Company	4	$379,118,031	0	$0
	Other Pooled Investment Vehicles	2	$47,950,288	1	$35,403,758
	Other Accounts	3	$11,354,605	0	$0

Mr. Shipley manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Shipley as of October 31, 2016 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mark Shipley	Other Registered Investment Company	4	$379,118,031	0	$0
	Other Pooled Investment Vehicles	2	$47,950,288	1	$35,403,758
	Other Accounts	3	$11,354,605	0	$0

Sub-Adviser

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of October 31, 2016 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Other Registered Investment Company	7	$1,549,605,774	0	$0
	Other Pooled Investment Vehicles	6	$648,967,509	0	$0
	Other Accounts	12	$1,988,256,062	1	$807,603,330

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as October 31, 2016.

Adviser

Dollar Range of Securities Owned
Craig Noble	$0
Larry Antonatos	$0
Dana Erikson	$0
Mark Shipley	$1 – $10,000
Sub-Adviser
Dollar Range of Securities Owned
Michelle Russell-Dowe	$50,001 – $100,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)      The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)      As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

 (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

 (3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 9, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: December 9, 2016